[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2002

[graphic omitted]

                              MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
                              MFS(R) GLOBAL HEALTH SCIENCES FUND
                              MFS(R) INTERNATIONAL CORE EQUITY FUND


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) GLOBAL CONSERVATIVE EQUITY FUND        MFS(R) INTERNATIONAL EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
JOHN W. BALLEN* (born 09/12/59) Trustee                  School of Business Administration, Class of 1961,
Massachusetts Financial Services Company,                Adjunct Professor in Entrepreneurship Emeritus;
President and Director                                   CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director;
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Steven R. Gorham+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Marcus L. Smith+                                         (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli+                                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
CUSTODIAN                                                1-800-MFS-TALK (1-800-637-8255) anytime from a
State Street Bank and Trust Company                      touch-tone telephone.

AUDITORS                                                 WORLD WIDE WEB
Ernst & Young LLP                                        www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

MFS GLOBAL CONSERVATIVE EQUITY FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -10.26%. This return, which includes the reinvestment of any capital gains and dividend distributions, but excludes the effects of any sales charges, compares to a -21.01% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mututal fund performance, returned -19.97%.

The portfolio benefited from its defensive positioning during a period when the weakened economy in the United States and abroad had a negative effect on the markets. Our primary goal was to find high-quality companies across a broad range of industries. During a period in which many companies were issuing warnings of slower earnings growth, our focus was to avoid those that we believed had a high chance of missing their earnings estimates. In this environment, we stuck to our basics - extensive Original Research(SM), which is to painstakingly analyze and research the securities in which we invest.

CONSUMER STAPLES WAS A STAND OUT
One of the our largest sector allocations was a well-diversified mix of consumer staples companies, including:

  o Diageo, a leading manufacturer in the spirits business

  o Philip Morris, a worldwide consumer products manufacturer

  o Unilever, a worldwide supplier of consumer goods in foods, household care and personal products

Consumer staples products, including food, beverages, and tobacco, is a sector of the market that our research shows has very low sensitivity to economic conditions relative to other market sectors. Performance of this group has been very strong and contributed to the fund's outperformance of its benchmarks. In our view, companies in this sector offered relatively stable sales growth and attractive valuations -- stock prices relative to earnings, sales, and other fundamental factors. They also benefited from improved margins due to restructuring and to a lesser extent from a weak U.S. dollar.

RELIABLE EARNINGS REMAINED KEY
Other contributors to the fund's performance included our significant exposure to basic materials, electric utilities and financial services. For example, the portfolio's overweighted position in basic materials stocks, including Syngenta and 3M, characterized our strategy of emphasizing visible reliable earnings and free cash flow.

During the period, the market continued to favor undervalued, high-quality, dominant companies and our minimal exposure to technology companies helped performance. Still, the past six months was a difficult period for stocks across all sectors and geographic regions. Although our defensive positioning helped the fund outperform its benchmarks, we do not expect a dramatic rebound in the markets until there are concrete signs of a rebound in corporate earnings growth.

GOING FORWARD
Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates are low, and we believe earnings should grow again later this year or early in 2003. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

    Respectfully,

/s/ Steven R. Gorham

    Steven R. Gorham
    Portfolio Manager

MFS GLOBAL HEALTH SCIENCES FUND

Dear Shareholders,
During the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -27.50%, and Class I shares -27.31%. These returns, which include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges, compare to returns over the same period for the following fund benchmarks: -21.01% for the Morgan Stanley Capital International (MSCI) World Index, and -20.03% for the MSCI World Healthcare Index, a capitalization-weighted index that monitors the performance of health care stocks from around the world. During the same period, the average health/biotechnology fund tracked by Lipper Inc., returned -26.49%.

The portfolio underperformed its benchmarks during the period as a result of the poor performance of several key stocks among the fund's largest holdings. Cytyc Corporation declined after it reported a significant decrease in its 2002 earnings forecast, based on slower growth and increased competition for its ThinPrep System for cervical cancer screening. The stock fell further late in the quarter after the Federal Trade Commission voted to block Cytyc's planned merger with medical-testing company Digene because of antitrust concerns. Elsewhere in healthcare, biotech leader Genzyme performed poorly after the company announced a shortfall in sales of its key drug Renagel, which is used to treat patients in the end stages of kidney failure. The stock continued to be held down by a lack of visibility regarding the underlying demand and/or inventory levels for the drug.

Another detractor from performance included Fresenius Medical, the world leader in dialysis treatment, which reported disappointing results during the second quarter 2002 -- including lower than expected revenue growth and continued deterioration of their margins excluding a one-time gain.

PHARMACEUTICALS: NEAR-TERM DISAPPOINTMENT
The performance of pharmaceutical stocks has suffered this year due to concerns about weak new product pipelines and a slower, more cautious Food and Drug Administration. Examples include Noven Pharmaceuticals and Shionogi & Co. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and may represent opportunity as we look out toward the coming year.

The portfolio's overweighted position in medical devices and health maintenance organizations (HMO's) helped the fund's performance during the period. These stocks benefited from more-reliable earnings growth than any other sub-sector within the health care industry and generated solid cash flow.

GOING FORWARD
We do not expect a dramatic rebound in the markets until there are concrete signs of a rebound in corporate earnings growth. Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates have remained low, and we believe earnings should grow again later this year or early in 2003. International markets have given back some of their earlier gains, as signs of the recovery of the global economy have been mixed. Nevertheless, in our view, prospects for international markets remain high if investors can look beyond the short-term volatility.

    Respectfully,

/s/ David A.  Antonelli

    David A.  Antonelli
    Director of Global Equity Research

The committee of MFS global equity analysts is responsible for the day-to-day operation of the fund under the general supervision of Mr. Antonelli.

MFS INTERNATIONAL CORE EQUITY FUND

Dear Shareholders,
For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -8.51%. This return, which assumes the reinvestment of any capital gains and dividend distributions but excludes the effects of any sales charges, compares to a -16.66% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization-weighted total return index that measure the performance of the developed-country global stock markets, excluding the United States, Canada, and South Africa. During the same period, the average international fund tracked by Lipper Inc., returned -16.66%.

While we are always discouraged by negative results, we're pleased with the fund's performance relative to the MSCI EAFE benchmark and its Lipper category average during the period. The portfolio benefited from its defensive positioning during a period when the weakened economy in the United States and abroad had a negative effect on the markets.

RELIABLE EARNINGS REMAINED KEY
Contributors to the fund's performance included our significant exposure to basic materials and financial services. For example, the portfolio's overweighted position in basic materials stocks, including Syngenta, characterized our strategy of emphasizing visible reliable earnings and free cash flow.

Financial services has been another sector where we have had success. We have been very selective in the areas where we have found opportunities, and those have included the bigger retail banks, such as Royal Bank of Scotland and Lloyds TSB Group, whose focus has been on consumer lending and mortgages. Toward the end of the period, Royal Bank of Scotland was negatively affected over rumors surrounding their loan exposure to WorldCom. But despite this news, the stock was a strong performance contributor during the second quarter and we continued to favor the stock due to its attractive valuation and our belief that it could grow earnings.

CONSUMER STAPLES WAS A STAND OUT
One of the our largest sector allocations was a well-diversified mix of consumer staples companies, including:

  o Diageo, a leading manufacturer in the spirits business

  o Unilever, a worldwide supplier of consumer goods in foods, household care and personal products

  o Shiseido, Japan's leading cosmetics producer

Consumer staples products -- food, beverages, tobacco -- is a sector of the market that our research shows has very low sensitivity to economic conditions. Performance of this group has been very strong and contributed to the fund's outperformance of its benchmark. In our view, these companies offered relatively stable and visible earnings growth at attractive valuations -- relative to their growth and the overall market. They also benefited from improved margins due to restructuring and to a lesser extent, a weak U.S. dollar.

DETRACTORS FROM PERFORMANCE
On the negative side, some of the portfolio's holdings in the utilities and communications sector hurt performance. Specifically, wireless telecommunications, including British cellular phone operator Vodafone, have not worked out. It was expected that the revenue generated from wireless communication would stabilize, and this has yet to happen. Additionally, the concept of the cellular phone as a data source has not taken off either, as demand for Internet access on cell phones has yet to materialize.

    Respectfully,

/s/ Marcus L. Smith

    Marcus L. Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to its benchmarks. Performance results include the deduction of the maximum sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS GLOBAL CONSERVATIVE EQUITY FUND(1)(5)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.)

                              MFS Global
                             Conservative
                            Equity - Class A    MSCI World Index
            "12/00"            $9,425              $10,000
            "7/01"              8,709                8,846
            "7/02"              7,815                6,988

TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -10.26%       -17.08%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -10.26%       -11.13%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**      -15.42%       -14.39%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average global fund+                                      -19.97%       -30.26%
-------------------------------------------------------------------------------
MSCI World Index#                                         -21.01%       -20.26%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS GLOBAL HEALTH SCIENCES FUND(1)(2)(3)(4)(5)(6)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.)

                  MFS Global
                Health Sciences                              MSCI World Health
                 Fund - Class A     MSCI World Index            Care Index
"12/00"            $9,425              $10,000                   $10,000
"7/01"              7,644                8,846                     8,892
"7/02"              5,542                6,988                     7,111

TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -27.50%       -41.20%
-------------------------------------------------------------------------------
Average Total Return Excluding Sales Charge               -27.50%       -28.45%
-------------------------------------------------------------------------------
Average Total Return Including Sales Charge**             -31.67%       -31.07%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                 -27.31%       -40.90%
-------------------------------------------------------------------------------
Average Total Return (No Sales Charge)                    -27.31%       -28.22%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average health/biotechnology fund+                        -26.49%       -36.56%
-------------------------------------------------------------------------------
MSCI World Index#                                         -21.01%       -20.26%
-------------------------------------------------------------------------------
MSCI World Health Care Index#                             -20.03%       -19.38%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL CORE EQUITY FUND(1)(5)(7)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.)

                           MFS International
                             Core Equity
                            Fund - Class A      MSCI EAFE Index
            "12/00"            $9,425              $10,000
            "7/01"              8,445                8,405
            "7/02"              7,726                7,004

TOTAL RATES OF RETURN THROUGH JULY 31, 2002
CLASS A
                                                          1 Year          Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           - 8.51%        -18.02%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       - 8.51%        -11.78%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**     -13.77%        -15.01%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                          1 Year          Life*
-------------------------------------------------------------------------------
Average international fund+                              -16.66%        -30.21%
-------------------------------------------------------------------------------
MSCI EAFE Index#                                         -16.66%        -20.14%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2002. Index information is from January 1, 2001.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.
(2) Investing in small companies is riskier than investing in more-established companies.
(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
(4) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
(5) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.
(6) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.
(7) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS GLOBAL CONSERVATIVE EQUITY FUND

Stocks - 93.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 47.6%
  Aerospace - 0.9%
    Northrop Grumman Corp.                                                    105            $   11,624
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc.                                                                125            $    6,161
-------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Delphi Automotive Systems Corp.                                           400            $    3,984
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.4%
    Bank of America Corp.                                                     230            $   15,295
    Comerica, Inc.                                                            115                 6,688
    FleetBoston Financial Corp.                                               380                 8,816
    National City Corp.                                                       230                 7,107
    PNC Financial Services Group Co.                                           65                 2,740
    SunTrust Banks, Inc.                                                      110                 7,238
    Wachovia Corp.                                                            215                 7,697
                                                                                             ----------
                                                                                             $   55,581
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    IBM Corp.                                                                  45            $    3,168
    Intel Corp.                                                               360                 6,764
                                                                                             ----------
                                                                                             $    9,932
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.6%
    Kimberly-Clark Corp.                                                      115            $    7,021
    Philip Morris Cos., Inc.                                                  530                24,407
    Procter & Gamble Co.                                                      160                14,238
                                                                                             ----------
                                                                                             $   45,666
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Viacom, Inc., "B"*                                                        200            $    7,786
    Walt Disney Co.                                                           270                 4,787
                                                                                             ----------
                                                                                             $   12,573
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.3%
    Citigroup, Inc.                                                           735            $   24,652
    Federal Home Loan Mortgage Corp.                                          292                18,089
    Federal National Mortgage Assn                                            168                12,582
    Goldman Sachs Group, Inc.                                                 185                13,533
    Mellon Financial Corp.                                                    180                 4,784
    Merrill Lynch & Co., Inc.                                                 165                 5,882
                                                                                             ----------
                                                                                             $   79,522
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.7%
    Archer-Daniels-Midland Co.                                                700            $    8,190
    J.M. Smucker Co.*                                                           3                   100
    Kellogg Co.                                                               590                20,320
    PepsiCo, Inc.                                                             135                 5,797
                                                                                             ----------
                                                                                             $   34,407
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co.                                                   185            $    7,367
-------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.4%
    Air Products & Chemicals, Inc.                                            135            $    5,974
    Praxair, Inc.                                                             231                12,081
                                                                                             ----------
                                                                                             $   18,055
-------------------------------------------------------------------------------------------------------
  Insurance - 4.5%
    AFLAC, Inc.                                                               385            $   12,093
    Allstate Corp.                                                             95                 3,611
    Arthur J. Gallagher & Co.                                                 590                17,352
    CIGNA Corp.                                                                71                 6,390
    MetLife, Inc.                                                             390                10,994
    St. Paul Cos., Inc.                                                       230                 7,178
                                                                                             ----------
                                                                                             $   57,618
-------------------------------------------------------------------------------------------------------
  Machinery - 1.5%
    Deere & Co.                                                               440            $   18,489
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.7%
    Danaher Corp.                                                             100            $    6,205
    Illinois Tool Works, Inc.                                                  50                 3,300
                                                                                             ----------
                                                                                             $    9,505
-------------------------------------------------------------------------------------------------------
  Media - 0.6%
    Gannett Co., Inc.                                                         100            $    7,191
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.3%
    Abbott Laboratories, Inc.                                                 180            $    7,454
    Merck & Co., Inc.                                                         125                 6,200
    Pfizer, Inc.                                                              500                16,175
    Wyeth Corp.                                                               315                12,568
                                                                                             ----------
                                                                                             $   42,397
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    IMS Health, Inc.                                                          310            $    4,904
    Lincare Holdings, Inc.*                                                   125                 3,923
                                                                                             ----------
                                                                                             $    8,827
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                                               400            $   10,820
-------------------------------------------------------------------------------------------------------
  Oils - 3.2%
    Apache Corp.                                                              125            $    6,438
    Devon Energy Corp.                                                        140                 5,835
    Exxon Mobil Corp.                                                         590                21,689
    Unocal Corp.                                                              190                 6,205
                                                                                             ----------
                                                                                             $   40,167
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                                         340            $   10,465
-------------------------------------------------------------------------------------------------------
  Retail - 1.8%
    Sears, Roebuck & Co.                                                      490            $   23,113
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.5%
    3M Co.                                                                     90            $   11,325
    Aramark Corp.*                                                            135                 2,902
    Pall Corp.                                                                300                 5,274
                                                                                             ----------
                                                                                             $   19,501
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                               230            $    4,480
    Safeway, Inc.*                                                            190                 5,286
                                                                                             ----------
                                                                                             $    9,766
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    AT&T Corp.                                                                700            $    7,126
    Motorola, Inc.                                                            440                 5,104
                                                                                             ----------
                                                                                             $   12,230
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Energy East Corp.                                                         300            $    6,249
    FPL Group, Inc.                                                           120                 6,798
    NSTAR Co.                                                                 160                 6,848
    TXU Corp.                                                                 190                 8,195
                                                                                             ----------
                                                                                             $   28,090
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Keyspan Corp.                                                             100            $    3,490
    National Fuel Gas Co.                                                     270                 5,219
                                                                                             ----------
                                                                                             $    8,709
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    BellSouth Corp.                                                           415            $   11,143
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $  602,903
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 46.1%
  Australia - 1.0%
    Australia & New Zealand Banking Group Ltd. (Banks &
      Credit Cos.)*                                                           300            $    2,927
    QBE Insurance Group Ltd. (Insurance)*                                   1,530                 5,642
    Tabcorp Holdings Ltd. (Insurance)                                         640                 4,174
                                                                                             ----------
                                                                                             $   12,743
-------------------------------------------------------------------------------------------------------
  Belgium - 0.2%
    Dexia (Banks & Credit Cos.)                                               230            $    2,940
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Accenture Ltd. (Computer Software - Systems)*                             465            $    7,672
-------------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Alcan, Inc. (Metals)                                                      200            $    5,560
    Canadian National Railway Co. (Railroad)                                  325                15,597
    Encana Corp. (Utilities - Gas)                                            230                 6,491
    Quebecor World, Inc. (Printing & Publishing)                              180                 4,643
                                                                                             ----------
                                                                                             $   32,291
-------------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Danske Bank (Banks & Credit Cos.)                                         795            $   14,364
-------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    UPM-Kymmene Oyj (Forest & Paper Products)                                 200            $    6,523
-------------------------------------------------------------------------------------------------------
  France - 4.0%
    Aventis SA (Medical & Health Products)                                    210            $   13,780
    Sanofi-Synthelabo SA (Medical & Health Products)                          165                 9,728
    Technip SA (Construction Services)                                         70                 4,991
    Total Elf Fina SA, ADR (Oils)                                             301                21,838
                                                                                             ----------
                                                                                             $   50,337
-------------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Bayerische Motoren Werke AG (Automotive)                                   90            $    3,389
    Fresenius AG (Medical & Health Products)                                   35                 1,315
    Linde AG (Industrial Gases)                                               235                10,928
    Muenchener Ruckvers AG (Insurance)                                         41                 7,839
    Schering AG (Pharmaceuticals)                                             180                 9,557
                                                                                             ----------
                                                                                             $   33,028
-------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Snam Rete Gas SpA (Utilities - Gas)                                     3,400            $    9,474
-------------------------------------------------------------------------------------------------------
  Japan - 4.1%
    Canon, Inc., ADR (Electronics)                                            260            $    8,814
    Honda Motor Co., Ltd. (Automotive)                                        300                12,477
    Nissin Food Products Co., Ltd. (Food & Beverage Products)                 500                 9,938
    Shiseido Co. (Consumer Goods & Services)                                1,000                12,978
    Tokyo Gas Co., Ltd. (Utilities - Gas)                                   3,000                 7,767
                                                                                             ----------
                                                                                             $   51,974
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Akzo Nobel NV (Chemicals)                                                 315            $   11,165
    VNU NV (Advertising & Broadcasting)*                                      357                 8,080
                                                                                             ----------
                                                                                             $   19,245
-------------------------------------------------------------------------------------------------------
  Peru - 1.0%
    Altadis SA (Consumer Goods & Services)                                    610            $   12,068
-------------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Gas Natural SDG SA (Utilities - Gas)                                      200            $    3,399
    Iberdrola SA (Utilities - Electric)                                       790                 9,408
    Telefonica SA (Telecommunications)*                                     1,366                12,041
                                                                                             ----------
                                                                                             $   24,848
-------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Rottneros AB (Forest & Paper Products)                                  3,600            $    3,198
    Securitas AB (Special Products & Services)                                300                 5,251
                                                                                             ----------
                                                                                             $    8,449
-------------------------------------------------------------------------------------------------------
  Switzerland - 2.6%
    Swiss Reinsurance Co. (Insurance)                                          70            $    5,854
    Syngenta AG (Chemicals)                                                   445                22,690
    Synthes-Stratec, Inc. (Medical & Health Products)                           9                 4,825
                                                                                             ----------
                                                                                             $   33,369
-------------------------------------------------------------------------------------------------------
  United Kingdom - 20.9%
    Bank of Ireland (Banks & Credit Cos.)                                     760            $    8,456
    BP PLC, ADR (Oils)                                                        335                15,544
    BT Group PLC (Telecommunications)*                                      4,600                14,482
    Cadbury Schweppes PLC (Food & Beverage Products)                        1,500                10,394
    Diageo PLC (Food & Beverage Products)*                                  2,894                35,088
    GlaxoSmithKline PLC, ADR (Medical & Health Products)                      510                20,145
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                             1,030                10,291
    National Grid Group PLC (Utilities - Electric)                          2,870                19,809
    NEXT PLC (Retail)                                                         700                 9,444
    Reckitt Benckiser PLC (Consumer Goods & Services)*                        605                10,303
    Reed International PLC (Utilities - Telephone)                          3,560                30,592
    Rio Tinto Group Ltd. (Metals & Mining)*                                   560                 9,624
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                   653                17,140
    Standard Chartered PLC (Banks & Credit Cos.)                              276                 2,805
    Unilever PLC (Consumer Goods & Services)                                2,240                19,686
    Vodafone Group PLC (Utilities - Telephone)*                             8,050                12,200
    Willis Group Holdings Ltd. (Insurance)*                                   305                 9,650
    WPP Group PLC (Advertising)                                             1,170                 8,866
                                                                                             ----------
                                                                                             $  264,519
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $  583,844
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,275,692)                                                   $1,186,747
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.0%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.0%
      General Motors Corp., 5.25%, 2032 (Automotive)                     $    270            $    6,588
      Motorola, Inc., 7%, 2004 (Telecommunications)                           150                 5,997
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $13,860)                                           $   12,585
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.6%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., dated 7/31/02, due 8/01/02, total
      to be received $59,003 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                           $     59            $   59,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,348,552)                                              $1,258,332

Other Assets, Less Liabilities - 0.7%                                                             8,740
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,267,072
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS GLOBAL HEALTH SCIENCES FUND

Stocks - 90.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 50.2%
  Biotechnology - 0.5%
    Alkermes, Inc.*                                                         1,130            $    5,153
-------------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    WebMD Corp.*                                                            4,280            $   20,929
-------------------------------------------------------------------------------------------------------
  Healthcare - 5.3%
    Caremark Rx, Inc.*                                                      3,610            $   56,677
-------------------------------------------------------------------------------------------------------
  Insurance - 1.8%
    CIGNA Corp.                                                               160            $   14,400
    Travelers Property Casualty Corp.*                                        300                 4,890
                                                                                             ----------
                                                                                             $   19,290
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.6%
    Applera Corp. - Applied Biosystems Group                                  730            $   13,622
    Baxter International, Inc.                                                770                30,731
    Inhale Therapeutic Systems Co.*                                           490                 3,675
    Johnson & Johnson Co.                                                     177                 9,381
    Merck & Co., Inc.                                                         200                 9,920
    Stryker Corp.                                                             500                25,310
                                                                                             ----------
                                                                                             $   92,639
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 20.9%
    Accredo Health, Inc.*                                                     120            $    5,724
    Ameripath, Inc.*                                                        1,410                22,927
    Cardinal Health, Inc.                                                     285                16,416
    Cytyc Corp.*                                                            2,960                25,486
    Genzyme Corp.*                                                          1,710                38,954
    HealthSouth Corp.*                                                      2,270                23,267
    IMS Health, Inc.                                                          790                12,498
    Lincare Holdings, Inc.*                                                 1,580                49,580
    Pharmaceutical Product Development, Inc.*                               1,300                29,962
                                                                                             ----------
                                                                                             $  224,814
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 11.2%
    Noven Pharmaceuticals, Inc.*                                            1,740            $   16,528
    Pfizer, Inc.                                                            2,640                85,404
    Sepracor, Inc.*                                                           200                 1,350
    Wyeth Corp.                                                               450                17,955
                                                                                             ----------
                                                                                             $  121,237
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $  540,739
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 40.2%
  France - 17.7%
    Aventis S.A. (Pharmaceuticals)                                          1,320            $   86,618
    Generale de Sante (Healthcare)*                                         1,010                14,591
    Sanofi-Synthelabo S.A. (Medical & Health Products)                      1,520                89,619
                                                                                             ----------
                                                                                             $  190,828
-------------------------------------------------------------------------------------------------------
  Germany - 4.6%
    Fresenius Medical Care AG, Preferred (Medical & Health Products)          870            $   23,169
    Schering AG (Pharmaceuticals)                                             500                26,547
                                                                                             ----------
                                                                                             $   49,716
-------------------------------------------------------------------------------------------------------
  Japan - 0.9%
    Shionogi & Co., Ltd. (Pharmaceuticals)                                  1,000            $   10,072
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Akzo Nobel N.V. (Chemicals)                                               350            $   12,405
-------------------------------------------------------------------------------------------------------
  Sweden - 2.8%
    Capio AB (Healthcare)                                                   2,000            $   14,193
    Sparbanken Sverige AB, "A" (Banks & Credit Cos.)                        1,500                15,927
                                                                                             ----------
                                                                                             $   30,120
-------------------------------------------------------------------------------------------------------
  Switzerland - 4.3%
    Jomed N.V. (Medical & Health Products)*                                   550            $   10,294
    Syngenta AG (Chemicals)                                                   450                22,945
    Synthes-Stratec, Inc. (Medical & Health Products)                          25                13,404
                                                                                             ----------
                                                                                             $   46,643
-------------------------------------------------------------------------------------------------------
  United Kingdom - 8.7%
    GlaxoSmithKline PLC (Pharmaceuticals)                                   2,405            $   46,707
    Shire Pharmaceuticals Group PLC (Pharmacueticals)*                      1,820                46,410
                                                                                             ----------
                                                                                             $   93,117
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $  432,901
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,269,457)                                                   $  973,640
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.8%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                    (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Export Development Corp, due 8/01/02                                 $     42            $   42,000
    General Electric Co., due 8/01/02                                          21                21,000
    UBS Finance, Inc., due 8/01/02                                             42                42,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $  105,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,374,457)                                              $1,078,640

Other Assets, Less Liabilities - (0.2)%                                                          (1,741)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,076,899
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2002

MFS INTERNATIONAL CORE EQUITY FUND

Stocks - 97.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.4%
  Australia - 3.2%
    News Corp., Ltd. (Media)*                                               3,902            $   19,482
    QBE Insurance Group Ltd. (Insurance)*                                   2,068                 7,626
    TABCORP Holdings Ltd. (Leisure)                                         2,000                13,043
                                                                                             ----------
                                                                                             $   40,151
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.3%
    Ace Ltd. (Insurance)                                                      330            $   10,451
    XL Capital Ltd. (Insurance)                                                85                 6,299
                                                                                             ----------
                                                                                             $   16,750
-------------------------------------------------------------------------------------------------------
  Canada - 3.6%
    Alcan, Inc. (Metals)                                                      400            $   11,120
    Canadian Natural Resources Ltd. (Oil Servies)                             200                 6,477
    Encana Corp. (Utilities - Gas)                                            255                 7,197
    Quebecor World, Inc. (Printing & Publishing)                              795                20,505
                                                                                             ----------
                                                                                             $   45,299
-------------------------------------------------------------------------------------------------------
  Finland - 1.3%
    Nokia Oyj (Telecommunications)                                          1,350            $   16,792
-------------------------------------------------------------------------------------------------------
  France - 16.1%
    April Group (Insurance)                                                   500            $    6,841
    Aventis S.A. (Pharmaceuticals)                                            614                40,291
    Bouygues S.A. (Construction)                                              350                 8,038
    Cap Gemini S.A. (Computer Services)                                       240                 8,218
    Carrefour S.A. (Retail)                                                   530                23,047
    Clarins S.A. (Consumer Products)                                          285                13,675
    L'Air Liquide S.A. (Gas)                                                  151                21,178
    Sanofi-Synthelabo S.A. (Medical & Health Products)                        361                21,284
    Schneider Electric S.A. (Machinery)                                       290                13,937
    STMicroelectronics N.V. (Electronics)                                     550                11,587
    Total Fina Elf S.A., "B" (Oils)                                           188                27,159
    Wavecom S.A. (Telecommunications)                                         200                 8,403
                                                                                             ----------
                                                                                             $  203,658
-------------------------------------------------------------------------------------------------------
  Germany - 5.0%
    Bayerische Motoren Werke AG (Automotive)                                  425            $   16,005
    Linde AG (Conglomerates)                                                  600                27,901
    Munchener Ruckvers AG (Financial Services)                                 55                10,515
    Porsche AG, Preferred (Automotive)                                         21                 9,166
                                                                                             ----------
                                                                                             $   63,587
-------------------------------------------------------------------------------------------------------
  Ireland - 1.2%
    Bank of Ireland (Banks & Credit Cos.)                                     560            $    6,231
    Irish Life & Permanent PLC (Financial Institutions)                       700                 8,501
                                                                                             ----------
                                                                                             $   14,732
-------------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Telecom Italia Mobile S.p.A. (Telecommunications)                       2,200            $    9,847
-------------------------------------------------------------------------------------------------------
  Japan - 12.5%
    Brother Industries, Ltd. (Electrical Equipment)                         1,000            $    6,422
    Canon, Inc., ADR (Special Products & Services)                            550                18,645
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                       1,000                 9,596
    Credit Saison Co., Ltd. (Banks & Credit Cos.)                             800                18,774
    Honda Motor Co., Ltd., ADR (Automotive)                                   490                10,290
    Nippon Electric Glass Co., Ltd. (Electrical Equipment)                  1,000                10,757
    Nissan Motor Co., Ltd., ADR (Automotive)                                  950                13,470
    Nitto Denko Corp. (Industrial Goods & Services)                           100                 2,856
    Sega Corp. (Consumer Goods & Services)                                    700                15,316
    Shin-Etsu Chemical Co., Ltd. (Chemicals)                                  200                 6,948
    Shiseido Co., Ltd. (Consumer Products)                                  1,000                12,978
    Shiseido Co., Ltd., ADR (Consumer Products)                               255                 3,309
    Stanley Electric Co., Ltd. (Electronics)                                1,000                10,481
    Tokyo Gas Co., Ltd. (Gas)                                               7,000                18,123
                                                                                             ----------
                                                                                             $  157,965
-------------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    Wal-Mart de Mexico S.A. de C.V. "Series C" (Retail)*                       57            $      133
    Wal-Mart de Mexico S.A. de C.V. "Series V" (Retail)*                    2,900                 7,857
                                                                                             ----------
                                                                                             $    7,990
-------------------------------------------------------------------------------------------------------
  Netherlands - 7.2%
    Akzo Nobel N.V. (Chemicals)                                               391            $   13,859
    Buhrmann N.V. (Business Services)*                                        733                 5,241
    Koninklijke KPN N.V. (Telecommunications)*                              3,300                15,449
    Reed Elsevier N.V. (Publishing)                                         3,050                37,489
    Unilever N.V. (Consumer Goods & Services)                                  60                 3,391
    VNU N.V. (Publishing)*                                                    725                16,409
                                                                                             ----------
                                                                                             $   91,838
-------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Tandberg ASA (Telecommunications)*                                        640            $    7,984
-------------------------------------------------------------------------------------------------------
  South Korea - 2.7%
    Koram Bank (Banks & Credit Cos.)                                          540                 4,649
    Samsung Electronics Co. (Electronics)##                                   105            $   14,593
    SK Telecom Ltd., ADR (Telecommunications)                                 700                14,994
                                                                                             ----------
                                                                                             $   34,236
-------------------------------------------------------------------------------------------------------
  Spain - 4.2%
    Banco Bilbao Vizcaya Argentaria, S.A. (Banks & Credit Cos.)             1,050            $    9,924
    Banco Santander Central Hispano S.A. (Banks & Credit Cos.)*               900                 5,535
    Gas Natural SDG, S.A. (Gas)                                               725                12,319
    Iberdrola S.A. (Utilities - Electric)                                     775                 9,230
    Telefonica S.A. (Telecommunications)                                    1,787                15,752
                                                                                             ----------
                                                                                             $   52,760
-------------------------------------------------------------------------------------------------------
  Switzerland - 8.9%
    Converium Holding AG (Insurance)                                          130            $    6,554
    Kuoni Reisen Holdings AG (Business Services)                               25                 5,514
    Swiss Reinsurance (Insurance)                                             195                16,308
    Syngenta AG (Chemicals)                                                   936                47,725
    Synthes-Stratec, Inc. (Medical & Health Products)                          33                17,694
    UBS AG (Financial Services)                                               441                19,422
                                                                                             ----------
                                                                                             $  113,217
-------------------------------------------------------------------------------------------------------
  United Kingdom - 27.2%
    Alliance & Leicester PLC (Financial Services)                           1,300            $   16,452
    Aviva PLC (Insurance)*                                                  1,250                 8,300
    Barclays PLC (Financial Services)*                                        900                 6,876
    BOC Group PLC (Chemicals)*                                              1,150                16,117
    BP PLC (Oils)*                                                          2,600                20,189
    British Sky Broadcasting Group PLC (Broadcasting)                       1,720                16,097
    Compass Group PLC (Food & Beverage Products)                            2,900                14,295
    Diageo PLC (Food & Beverage Products)*                                  3,333                40,410
    GlaxoSmithKline PLC (Pharmaceuticals)                                   2,213                42,978
    Hanson PLC (Building Products)                                            800                 4,900
    Intertek Testing Servicing PLC (Business Services)*                       740                 4,393
    Lloyds TSB Group PLC (Banks & Credit Cos.)*                             1,900                18,984
    NEXT PLC (Retail)                                                         700                 9,444
    Reckitt Benckiser PLC (Consumer Goods & Services)*                        780                13,284
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                   768                20,159
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)                       1,525                12,747
    Smith & Nephew PLC (Medical & Health Products)*                         3,450                18,111
    Unilever PLC (Consumer Products)                                        4,025                35,374
    Vodafone Group PLC (Telecommunications)*                               14,001                21,219
    William Hill PLC (Gaming)*                                              1,400                 5,162
                                                                                             ----------
                                                                                             $  345,491
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $1,222,297
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.9%
      AFLAC, Inc. (Insurance)                                                 320            $   10,051
      General Probe Inc. (Medical Products)*                                   86                 1,695
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   11,746
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,323,839)                                                   $1,234,043
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.3%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Export Development Corp, due 8/01/02, at Amortized Cost              $     29            $   29,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,352,839)                                              $1,263,043

Other Assets, Less Liabilities - 0.4%                                                             5,578
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $1,268,621
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
## SEC Rule 144A restriction.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------------------
                                                                                      MFS GLOBAL                    MFS
                                                               MFS GLOBAL                 HEALTH          INTERNATIONAL
                                                             CONSERVATIVE               SCIENCES            CORE EQUITY
JULY 31, 2002                                                 EQUITY FUND                   FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,348,552, $1,374,457 and $1,352,839, respectively)       $1,258,332             $1,078,640             $1,263,043
  Cash                                                                579                    520                    925
  Foreign currency, at value (identified cost, $0, $0, and
    $405, respectively)                                              --                     --                      443
  Receivable for investments sold                                  13,719                   --                   15,999
  Interest and dividends receivable                                 2,250                    931                  2,374
                                                               ----------             ----------             ----------
      Total assets                                             $1,274,880             $1,080,091             $1,282,784
                                                               ----------             ----------             ----------
Liabilities:
  Payable for investments purchased                            $    7,765             $    3,146             $   14,119
  Payable to affiliates -
    Management fee                                                     34                     29                     35
    Reimbursement fee                                                   9                      8                      9
    Distribution and service fee                                     --                        9                   --
                                                               ----------             ----------             ----------
      Total liabilities                                        $    7,808             $    3,192             $   14,163
                                                               ----------             ----------             ----------
Net assets                                                     $1,267,072             $1,076,899             $1,268,621
                                                               ==========             ==========             ==========
Net assets consist of:
  Paid-in capital                                              $1,531,946             $1,743,027             $1,545,240
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (90,139)              (295,764)               (89,786)
  Accumulated net realized loss on investments and
    foreign currency transactions                                (181,591)              (370,364)              (191,373)
  Accumulated undistributed net investment income                   6,856                   --                    4,540
                                                               ----------             ----------             ----------
      Total                                                    $1,267,072             $1,076,899             $1,268,621
                                                               ==========             ==========             ==========
Shares of beneficial interest outstanding:
  Class A                                                         153,508                182,610                155,072
  Class I                                                            --                      520                   --
                                                               ----------             ----------             ----------
      Total shares of beneficial interest
        outstanding                                               153,508                183,130                155,072
                                                               ==========             ==========             ==========
Net assets:
  Class A                                                      $1,267,072             $1,073,825             $1,268,621
  Class I                                                            --                    3,074                   --
                                                               ----------             ----------             ----------
      Total net assets                                         $1,267,072             $1,076,899             $1,268,621
                                                               ==========             ==========             ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                               $8.25                  $5.88                  $8.18
                                                                 =====                  =====                  =====
  Offering price per share
    (100 / 94.25 of net asset value per share)                   $8.75                  $6.24                  $8.68
                                                                 =====                  =====                  =====
Class I shares:
  Net asset value, offering price, and redemption
    price per share
    (net assets / shares of beneficial interest outstanding)     $--                    $5.91                  $ --
                                                                 =====                  =====                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    MFS
                                                               MFS GLOBAL            MFS GLOBAL           INTERNATIONAL
                                                             CONSERVATIVE                HEALTH             CORE EQUITY
                                                              EQUITY FUND          SCIENCES FUND                   FUND
YEAR ENDED JULY 31, 2002
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                  $   26,412             $   10,581             $   22,481
    Interest                                                        1,684                  1,850                  1,018
    Foreign taxes withheld                                         (1,505)                  (578)                (2,533)
                                                               ----------             ----------             ----------
      Total investment income                                  $   26,591             $   11,853             $   20,966
                                                               ----------             ----------             ----------
  Expenses -
    Management fee                                             $   13,425             $   12,463             $   13,345
    Shareholder servicing agent fee                                 1,343                  1,247                  1,334
    Distribution and service fee (Class A)                          4,700                  4,348                  4,671
    Administrative fee                                                141                    132                    141
    Custodian fee                                                   3,435                  2,560                  7,177
    Printing                                                        1,889                 10,601                  4,647
    Postage                                                          --                     --                        2
    Auditing fees                                                  14,700                 15,300                 15,400
    Legal fees                                                     10,907                 13,207                 13,046
    Registration fees                                               2,678                  4,232                  4,078
    Miscellaneous                                                   2,484                  3,219                  2,475
                                                               ----------             ----------             ----------
      Total expenses                                           $   55,702             $   67,309             $   66,316
    Fees paid indirectly                                             (256)                   (77)                  (308)
    Reduction of expenses by investment adviser
      and/or distributor                                          (38,664)               (47,306)               (49,326)
                                                               ----------             ----------             ----------
      Net expenses                                             $   16,782             $   19,926             $   16,682
                                                               ----------             ----------             ----------
        Net investment income (loss)                           $    9,809             $   (8,073)            $    4,284
                                                               ----------             ----------             ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $ (125,139)            $ (266,618)            $ (134,737)
    Foreign currency transactions                                      19                   (195)                   358
                                                               ----------             ----------             ----------
      Net realized loss on investments and foreign
        currency transactions                                  $ (125,120)            $ (266,813)            $ (134,379)
                                                               ----------             ----------             ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $  (28,641)            $ (121,624)            $   13,734
    Translation of assets and liabilities in
      foreign currencies                                               69                     49                   (113)
                                                               ----------             ----------             ----------
      Net unrealized gain (loss) on investments and
        foreign currency translation                           $  (28,572)            $ (121,575)            $   13,621
                                                               ----------             ----------             ----------
        Net realized and unrealized loss on
          investments and foreign currency                     $ (153,692)            $ (388,388)            $ (120,758)
                                                               ----------             ----------             ----------
          Decrease in net assets from operations               $ (143,883)            $ (396,461)            $ (116,474)
                                                               ==========             ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes to Net Assets
-----------------------------------------------------------------------------------------------------
MFS GLOBAL CONSERVATIVE EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                                            YEAR               PERIOD
                                                                           ENDED                ENDED
                                                                   JULY 31, 2002       JULY 31, 2001*
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $    9,809            $    5,473
  Net realized loss on investments and foreign currency
    transactions                                                       (125,120)              (58,146)
  Net unrealized loss on investments and foreign currency
    translation                                                         (28,572)              (61,567)
                                                                     ----------            ----------
      Decrease in net assets from operations                         $ (143,883)           $ (114,240)
                                                                     ----------            ----------
Distributions declared to shareholders from net investment
  income (Class A)                                                   $   (6,751)           $     --
                                                                     ----------            ----------
Net increase in net assets from fund share transactions              $   31,746            $1,500,200
                                                                     ----------            ----------
      Total increase (decrease) in net assets                        $ (118,888)           $1,385,960
                                                                     ----------            ----------
Net assets:
  At beginning of period                                             $1,385,960            $     --
                                                                     ----------            ----------
  At end of period                                                   $1,267,072            $1,385,960
                                                                     ----------            ----------
Accumulated undistributed net investment income included in net
  assets at end of period                                            $    6,856            $    3,779
                                                                     ==========            ==========
                                                                  --------------       --------------
* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes to Net Assets
---------------------------------------------------------------------------------------------------------
MFS GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------
                                                                            YEAR                   PERIOD
                                                                           ENDED                    ENDED
                                                                   JULY 31, 2002           JULY 31, 2001*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                $   (8,073)               $   (3,869)
  Net realized loss on investments and foreign currency
    transactions                                                       (266,813)                 (105,203)
  Net unrealized loss on investments and foreign currency
    translation                                                        (121,575)                 (174,189)
                                                                     ----------                ----------
      Decrease in net assets from operations                         $ (396,461)               $ (283,261)
                                                                     ----------                ----------
Net increase in net assets from fund share transactions              $  249,941                $1,506,680
                                                                     ----------                ----------
      Total increase (decrease) in net assets                        $ (146,520)               $1,223,419
                                                                     ----------                ----------
Net assets:
  At beginning of period                                             $1,223,419                $     --
                                                                     ----------                ----------
  At end of period                                                   $1,076,899                $1,223,419
                                                                     ----------                ----------
Accumulated undistributed net investment income included in net
  assets at end of period                                            $     --                  $     --
                                                                     ==========                ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes to Net Assets
---------------------------------------------------------------------------------------------------------
MFS INTERNATIONAL CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
                                                                            YEAR                   PERIOD
                                                                           ENDED                    ENDED
                                                                   JULY 31, 2002           JULY 31, 2001*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $    4,284                $    6,588
  Net realized loss on investments and foreign currency
    transactions                                                       (134,379)                  (60,491)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                          13,621                  (103,407)
                                                                     ----------                ----------
      Decrease in net assets from operations                         $ (116,474)               $ (157,310)
                                                                     ----------                ----------
Distributions declared to shareholders from net investment
  income (Class A)                                                   $   (2,835)               $     --
                                                                     ----------                ----------
Net increase in net assets from fund share transactions              $   26,940                $1,518,300
                                                                     ----------                ----------
      Total increase (decrease) in net assets                        $  (92,369)               $1,360,990
                                                                     ----------                ----------
Net assets:
  At beginning of period                                             $1,360,990                $     --
                                                                     ----------                ----------
  At end of period                                                   $1,268,621                $1,360,990
                                                                     ----------                ----------
Accumulated undistributed net investment income included in net
  assets at end of period                                            $    4,540                $    2,734
                                                                     ==========                ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
MFS GLOBAL CONSERVATIVE EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                                        YEAR                   PERIOD
                                                                       ENDED                    ENDED
                                                               JULY 31, 2002           JULY 31, 2001*
-----------------------------------------------------------------------------------------------------
                                                                    CLASS A
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 9.24                   $10.00
                                                                      ------                   ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.06                   $ 0.04
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.00)                   (0.80)
                                                                      ------                   ------
      Total from investment operations                                $(0.94)                  $(0.76)
                                                                      ------                   ------
Less distributions declared to shareholders from net
  investment income                                                   $(0.05)                  $  --
                                                                      ------                   ------
Net asset value - end of period                                       $ 8.25                   $ 9.24
                                                                      ======                   ======
Total return(+)                                                       (10.26)%                  (7.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.27%                    1.29%+
  Net investment income                                                 0.73%                    0.66%+
Portfolio turnover                                                        87%                      75%
Net assets at end of period (000 Omitted)                             $1,267                   $1,386

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.19)                  $(0.11)
        Ratios (to average net assets):
          Expenses##                                                    4.15%                    3.95%+
          Net investment loss                                          (2.15)%                  (2.00)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through
    July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL HEALTH SCIENCES FUND
-------------------------------------------------------------------------------------------------------------------------
                                                      YEAR               PERIOD                 YEAR               PERIOD
                                                     ENDED                ENDED                ENDED                ENDED
                                             JULY 31, 2002       JULY 31, 2001*        JULY 31, 2002       JULY 31, 2001*
-------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                   CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.11                $10.00                $ 8.13               $10.00
                                                    ------                ------                ------               ------
Income from investment operations# -
  Net investment loss(S)                            $(0.05)               $(0.03)               $(0.02)              $(0.01)
  Net realized and unrealized loss on
    investments and foreign currency                 (2.18)                (1.86)                (2.20)               (1.86)
                                                    ------                ------                ------               ------
      Total from investment operations              $(2.23)               $(1.89)               $(2.22)              $(1.87)
                                                    ------                ------                ------               ------
Net asset value - end of period                     $ 5.88                $ 8.11                $ 5.91               $ 8.13
                                                    ======                ======                ======               ======
Total return                                        (27.50)%(+)           (18.90)%++(+)         (27.31)%             (18.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.61%                 1.63%+                1.26%                1.28%+
  Net investment loss                                (0.65)%               (0.52)%+              (0.30)%              (0.19)%+
Portfolio turnover                                      88%                   42%                   88%                  42%
Net assets at end of period (000 Omitted)           $1,074                $1,219                    $3                   $4

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                         $(0.33)               $(0.27)               $(0.31)              $(0.25)
        Ratios (to average net assets):
          Expenses##                                  5.41%                 6.56%+                5.06%                6.21%+
          Net investment loss                        (4.45)%               (5.45)%+              (4.10)%              (5.12)%+
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
MFS INTERNATIONAL CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------
                                                                        YEAR                   PERIOD
                                                                       ENDED                    ENDED
                                                               JULY 31, 2002           JULY 31, 2001*
-----------------------------------------------------------------------------------------------------
                                                                    CLASS A
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 8.96                   $10.00
                                                                      ------                   ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.03                   $ 0.04
  Net realized and unrealized loss on investments and foreign
    currency transactions                                              (0.79)                   (1.08)
                                                                      ------                   ------
      Total from investment operations                                $(0.76)                  $(1.04)
                                                                      ------                   ------
                                                                                               $
Less distributions declared to shareholders from net
  investment income                                                   $(0.02)                    --
                                                                      ------                   ------
Net asset value - end of period                                       $ 8.18                   $ 8.96
                                                                      ======                   ======
Total return                                                           (8.51)%                 (10.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.27%                    1.33%+
  Net investment income                                                 0.32%                    0.80%+
Portfolio turnover                                                       121%                      72%
Net assets at end of period (000 Omitted)                             $1,269                   $1,361

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment advisor a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.29)                  $(0.14)
        Ratios (to average net assets):
          Expenses##                                                    4.97%                    4.75%+
          Net investment loss                                          (3.38)%                  (2.62)%+
* For the period from the commencement of the fund's investment operations December 29, 2000, through
  July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, and MFS International Core Equity Fund are each a separate, non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the year ended July 31, 2002 was as follows:

                                     GLOBAL CONSERVATIVE          INTERNATIONAL
                                             EQUITY FUND       CORE EQUITY FUND
                                           JULY 31, 2002          JULY 31, 2002
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                 $6,751                 $2,835
  Long-term capital gain                            --                     --
                                                  ------                 ------
Total distributions declared                      $6,751                 $2,835
                                                  ======                 ======

For the year ended July 31, 2002, MFS Global Health Sciences Fund did not have distributions.

For the year ended July 31, 2001, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, and MFS International Core Equity Fund did not have distributions.

During the year ended July 31, 2002, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

                                      GLOBAL                       INTERNATIONAL
                                 CONSERVATIVE    GLOBAL HEALTH              CORE
                                  EQUITY FUND    SCIENCES FUND       EQUITY FUND
--------------------------------------------------------------------------------
Increase (decrease)
Paid-in capital                         $ --          $(8,268)            $  --
Accumulated net realized gain
  (loss) on investments and
  foreign currency transactions          (19)             195              (357)
Accumulated undistributed net
  investment income                       19            8,073               357

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                      GLOBAL                       INTERNATIONAL
                                 CONSERVATIVE    GLOBAL HEALTH              CORE
                                  EQUITY FUND    SCIENCES FUND       EQUITY FUND
--------------------------------------------------------------------------------
Undistributed ordinary income       $   6,856       $    --           $   4,715
Capital loss carryforward            (107,214)       (143,849)         (114,928)
Unrealized loss                       (95,754)       (298,391)          (93,908)
Other temporary differences           (68,762)       (223,888)          (72,498)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on the following dates:

                                                        YEAR OF EXPIRATION
                                        TOTAL      ---------------------------
                                 CARRYFORWARD               2009          2010
------------------------------------------------------------------------------
Global Conservative Equity Fund    $(107,214)          $(51,819)     $(55,395)
Global Health Sciences Fund         (143,849)          (103,329)      (40,520)
International Core Equity Fund      (114,928)           (50,530)      (64,398)

Multiple Classes of Shares of Beneficial Interest - The MFS Global Health Sciences Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 1.00% of each fund's average daily net assets.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund, in turn, will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2002, aggregate unreimbursed expenses amounted to:

                 MFS GLOBAL            MFS GLOBAL           MFS INTERNATIONAL
                CONSERVATIVE         HEALTH SCIENCES          CORE EQUITY
                 EQUITY FUND              FUND                   FUND
-------------------------------------------------------------------------------
                   $53,118               $83,991                $69,847

Each fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended July 31, 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the MFS Global Health Sciences Fund, fees incurred under the distribution plan during the year ended July 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis. Distribution and service fees under the Class A distribution plan are currently being waived for the MFS Global Conservative Equity Fund and the MFS International Core Equity Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A share of each fund during the year ended July 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                MFS GLOBAL             MFS    MFS INTERNATIONAL
                              CONSERVATIVE   GLOBAL HEALTH          CORE EQUITY
                               EQUITY FUND   SCIENCES FUND                 FUND
-------------------------------------------------------------------------------
Purchases
  Investments (non-U.S.
    government securities)      $1,168,528      $1,233,952           $1,631,290
Sales
  Investments (non-U.S.
    government securities)      $1,098,341      $1,032,361           $1,532,853

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                MFS GLOBAL             MFS    MFS INTERNATIONAL
                              CONSERVATIVE   GLOBAL HEALTH          CORE EQUITY
                               EQUITY FUND   SCIENCES FUND                 FUND
-------------------------------------------------------------------------------
Aggregate cost                  $1,354,167      $1,377,084           $1,356,961
                                ----------      ----------           ----------
Gross unrealized depreciation   $ (149,358)      $(315,798)           $(147,293)
Gross unrealized appreciation       53,523          17,354               53,375
                                ----------      ----------           ----------
Net unrealized depreciation     $  (95,835)      $(298,444)          $  (93,918)
                                ==========       =========           ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                      MFS GLOBAL CONSERVATIVE EQUITY FUND
                                       -------------------------------------------------------------
                                        YEAR ENDED JULY 31, 2002         PERIOD ENDED JULY 31, 2002
                                        ------------------------         --------------------------
                                          SHARES          AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                2,829         $ 26,000          150,020         $1,500,200
Shares issued to shareholders in
  reinvestment of distributions              768            6,750            --                --
Shares reacquired                           (109)          (1,004)           --                --
                                          ------         --------          -------         ----------
    Net increase                           3,488         $ 31,746          150,020         $1,500,200
                                          ======         ========          =======         ==========

Class A shares
                                                     MFS GLOBAL HEALTH SCIENCES FUND
                                       -------------------------------------------------------------
                                        YEAR ENDED JULY 31, 2002         PERIOD ENDED JULY 31, 2002
                                        ------------------------         --------------------------
                                          SHARES          AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                               34,845         $269,231          150,611          1,504,418
Shares issued to shareholders in
  reinvestment of distributions             --              --               --                --
Shares reacquired                         (2,485)         (19,290)            (361)            (2,938)
                                          ------         --------          -------         ----------
    Net increase                          32,360         $249,941          150,250         $1,501,480
                                          ======         ========          =======         ==========

Class I shares
                                                     MFS GLOBAL HEALTH SCIENCES FUND
                                       -------------------------------------------------------------
                                        YEAR ENDED JULY 31, 2002         PERIOD ENDED JULY 31, 2002
                                        ------------------------         --------------------------
                                          SHARES          AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                 --           $  --                 520         $    5,200
Shares issued to shareholders in
  reinvestment of distributions             --              --               --                --
Shares reacquired                           --              --               --                --
                                          ------         --------          -------         ----------
    Net increase                            --           $  --                 520         $    5,200
                                          ======         ========          =======         ==========

Class A shares
                                                     MFS INTERNATIONAL CORE EQUITY FUND
                                       -------------------------------------------------------------
                                        YEAR ENDED JULY 31, 2002         PERIOD ENDED JULY 31, 2002
                                        ------------------------         --------------------------
                                          SHARES          AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                2,861         $ 24,453          151,922         $1,518,300
Shares issued to shareholders in
  reinvestment of distributions              331            2,835            --                --
Shares reacquired                            (42)            (348)           --                --
                                          ------         --------          -------         ----------
    Net increase                           3,150         $ 26,940          151,922         $1,518,300
                                          ======         ========          =======         ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  July 31, 2001.

(6) Line of Credit
Each fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense. Each fund had no significant borrowings during the year. For the year ended July 31, 2002, the commitment fee was allocated to each fund as follows:

                                                    COMMITMENT FEE
            ------------------------------------------------------
            MFS Global Conservative Equity Fund                $13
            MFS Global Health Sciences Fund                     13
            MFS International Core Equity Fund                  12



                 --------------------------------------------
             This report is prepared for the general information of
               shareholders. It is authorized for distribution to
         prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund:

We have audited the accompanying statements of assets and liabilities of MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund (the Funds), including the portfolios of investments, as of July 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund and MFS International Core Equity Fund at July 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
September 6, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

For the year ended July 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100% and 2.52% for the MFS Global Conservative Equity Fund, and the MFS International Core Equity Fund, respectively.

For the year ended July 31, 2002, MFS International Core Equity Fund had income from foreign sources of $22,397, and designated a foreign tax credit of $2,581.

MFS(R) GLOBAL CONSERVATIVE EQUITY FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND
MFS(R) INTERNATIONAL CORE EQUITY FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                           INC-2  XA  9/02  350